UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 17, 2023

Transportation and Logistics Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34970	26-3106763
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Military Trail, Suite 22-357

Jupiter, Florida 33458

(Address of Principal Executive Offices)

(833) 764-1443

(Issuer’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward Looking Statements

Statements in this report regarding Transportation and Logistics Systems, Inc. (the “Company”) that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements, including, but not limited to, financial guidance, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not directly or exclusively relate to historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “intend,” “plan,” “goal,” “seek,” “strategy,” “future,” “likely,” “believes,” “estimates,” “projects,” “forecasts,” “predicts,” “potential,” or the negative of those terms, and similar expressions and comparable terminology. These include, but are not limited to, statements relating to future events or our future financial and operating results, plans, objectives, expectations, and intentions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not be achieved. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they represent our intentions, plans, expectations, assumptions, and beliefs about future events and are subject to known and unknown risks, uncertainties and other factors outside of our control that could cause our actual results, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. In addition to the risks described above, these risks and uncertainties include: our ability to successfully execute our business strategies, including integration of acquisitions and the future acquisition of other businesses to grow our company; customers’ cancellation on short notice of master service agreements from which we derive a significant portion of our revenue or our failure to renew such master service agreements on favorable terms or at all; our ability to attract and retain key personnel and skilled labor to meet the requirements of our labor-intensive business or labor difficulties which could have an effect on our ability to bid for and successfully complete contracts; the ultimate geographic spread, duration and severity of the coronavirus outbreak and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or ameliorate its effects; our failure to compete effectively in our highly competitive industry could reduce the number of new contracts awarded to us or adversely affect our market share and harm our financial performance; our ability to adopt and master new technologies and adjust certain fixed costs and expenses to adapt to our industry’s and customers’ evolving demands; our history of losses, deficiency in working capital and stockholders’ equity and our ability to achieve sustained profitability; remaining weaknesses in our internal control over financial reporting and our ability to maintain effective controls over financial reporting in the future; our remaining liabilities and indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations; unanticipated and materially adverse developments in our few remaining litigations; the impact of new or changed laws, regulations or other industry standards that could adversely affect our ability to conduct our business; and changes in general market, economic and political conditions in the United States and global economies or financial markets, including those resulting from natural or man-made disasters.

These forward-looking statements represent our estimates and assumptions only as of the date of this report and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. Given these uncertainties, you should not place undue reliance on these forward-looking statements and should consider various factors, including the risks described, among other places, in our most recent Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q, as well as any amendments thereto, filed with the Securities and Exchange Commission.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 17, 2023, Transportation and Logistics Systems, Inc. (OTC PINK: TLSS) (“TLSS” or the “Company”), a publicly-traded holding company in which its wholly-owned operating subsidiaries, Cougar Express, Inc., Freight Connections, Inc., JFK Cartage, Inc., and Severance Trucking Co., together provide a full suite of logistics and transportation services, received notice of acknowledgement from the Secretary of State of the State of Nevada of filing of a Certificate of Designation of Preferences, Rights and Limitations of the Series I Preferred Stock (the “Series I Preferred Stock”), effective as of its filing date, July 14, 2023.

The Company is actively pursuing imminent strategic partnerships in exchange for valuable shares in the Company. The Articles of Incorporation of the Company currently authorize the issuance of ten billion (10,000,000,000) shares of Common Stock; and, currently, approximately 3,702,010,977 shares of Common Stock are outstanding, and, if all rights convertible into or exchangeable for shares of Common stock were exercised, close to 8,540,160,826 shares of Common Stock would be outstanding. Further, a substantial portion of the unissued shares of Common Stock are held in reserve in connection with rights of conversion of convertible preferred stock and/or debt and/or exercise of warrants and/or options.

Consequently, the Company will not be able to issue shares in connection with additional equity investments (including any requirements by investors to place shares of Common Stock in reserve for conversion of convertible preferred stock and/or debt and/or exercise of warrants and/or options), unless the Company amends its Articles of Incorporation to authorize the issuance of additional Common Stock. Senior management believes it is in the interest of the Company that the Articles of Incorporation of the Company be amended to authorize the issuance of Fifty Billion (50,000,000,000) shares of Common Stock (the “Authorized Share Increase Proposal”).

In connection with obtaining expeditious stockholder approval of the amendment to its Articles of Incorporation for the Authorized Share Increase Proposal, the Company is issuing a new series of preferred stock (“Series I Preferred Stock”) having the right to vote and/or consent solely on the Authorized Share Increase Proposal. Solely with respect to the Authorized Share Increase Proposal, the Series I Preferred Stock shall have voting power equal to 51% of the number of votes eligible to vote at any special or annual meeting of the Company’s stockholders (with the power to take action by written consent in lieu of a stockholders meeting). The Series I Preferred Stock shall not have the right to vote and/or consent on any matter other than an Authorized Share Increase Proposal. The Series I Preferred Stock shall not be entitled to participate in any distribution of assets or rights upon any liquidation, dissolution or winding up of the Company, shall not be convertible into Common Stock or any other security of the Company, and shall not be entitled to any dividends or distributions. Any Series I Preferred Stock issued and outstanding shall be automatically surrendered to the Company and cancelled for no consideration upon the effectiveness of the amendment to the Company’s Articles of Incorporation that is authorized by stockholder approval of such Authorized Share Increase Proposal. Upon such surrender and cancellation, all rights of the Series I Preferred Stock shall cease and terminate, and the Series I Preferred Stock shall be retired and shall not be reissued.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Certificate of Designation of Preferences, Rights and Limitations of the Series I Preferred Stock

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2023	TRANSPORTATION AND LOGISTICS SYSTEMS, INC.

	By:	/s/ Sebastian Giordano
	Name:	Sebastian Giordano